                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 14, 2001



                            NEOSE TECHNOLOGIES, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)


          DELAWARE                        0-27718               13-3549286
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation or                    file               Identification
        Organization)                      number)                Number)


                                102 Witmer Road,
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)


                                 (215) 441-5890

              (Registrant's telephone number, including area code)

Item 5 - Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, on May 18, 2001, Neose Technologies, Inc. announced that its Research and Development Agreement with Bristol-Myers Squibb Company (the "R&D Agreement") has been amended and assigned to Progenics Pharmaceuticals, Inc. The amendment to the R&D Agreement is filed as Exhibit
99.2 to this Current Report on Form 8-K. The summary descriptions of the transaction contained in this report and the press release are qualified in their entirety by reference to the amendment to the R&D Agreement filed as an exhibit hereto.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

       Exhibit No.    Description
       -----------    -----------
       99.1           Neose Technologies, Inc. Press Release dated May 18, 2001
       99.2           Amendment No. 1 to Research and Development Agreement,
                      dated May 14, 2001, between Neose Technologies, Inc. and the Pharmaceutical Research Institute of Bristol-Myers
                      Squibb Company.

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     NEOSE TECHNOLOGIES, INC.


Date: May 18, 2001                   By: /s/ P. Sherrill Neff
                                         ---------------------
                                         P. Sherrill Neff
                                         President, Chief Operating Officer,
                                         and Chief Financial Officer

                                Index to Exhibits

Exhibit No.    Description
-----------    -----------
99.1           Neose Technologies, Inc. Press Release dated May 18, 2001
99.2           Amendment No. 1 to Research and Development Agreement, dated May
               14, 2001, between Neose Technologies, Inc. and the Pharmaceutical
               Research Institute of Bristol-Myers Squibb Company.